Deferred Income Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Deferred income tax assets:
Net operating loss carryforwards	$ 29,871	$ 16,643
Deferred revenue	18,419	24,676
Research and development credits	4,689	3,231
Other	449	518
Total deferred income tax assets	53,428	45,068
Less: Valuation allowance	(53,428)	(45,068)	(39,132)
Net deferred income tax assets	$ 0	$ 0